Exhibit 99.1

Quarterly Operating Supplement Fourth Quarter 2005

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended Dec 31, 2005 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

December 31, 2005

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. and its consolidated subsidiaries on a GAAP basis, and includes selected information prepared on a statutory accounting basis. The financial information for Radian Asset Assurance Inc. contained in operating supplements prior to the Second Quarter 2005 was prepared on a statutory accounting basis.

Radian Reinsurance Inc. (“Radian Reinsurance”) was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All financial information presented herein is as if the merger had occurred on January 1, 2004.

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) and Fitch Ratings and Aa3 by Moody’s Investor Services (“Moody’s”), provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian Asset Assurance Inc. plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian Asset Assurance Inc. also is a leading provider of reinsurance to the major monoline financial guarantors. In addition Radian Asset Assurance Inc. provides trade credit reinsurance.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Public Finance - Marketing
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Twelve months ended
	December 31 2005	December 31 2004	December 31 2005	December 31 2004
Revenues
Gross premiums written	$67,703	$72,638	$222,944	$212,433
Ceded premiums written	(306)	(591)	(3,363)	(3,874)

Net premiums written	67,397	72,047	219,581	208,559
Increase in deferred premium revenue	16,198	13,640	13,458	3,949

Premiums earned	51,199	58,407	206,123	204,610
Net investment income	22,303	21,122	87,497	83,914
Gains on sale of investments	4,198	1,277	12,350	8,265
Change in fair value of derivative instruments	(33,323)	27,265	6,053	34,253

Total revenues	44,377	108,071	312,023	331,042

Expenses
Losses and loss adjustment expenses	6,075	9,521	31,445	51,575
Policy acquisition costs	13,167	13,323	52,354	43,234
Other operating expenses	18,928	15,139	65,919	50,114
Other expense	4,031	2,049	14,035	9,870

Total expenses	42,201	40,032	163,753	154,793

Income before income taxes	2,176	68,039	148,270	176,249
Income tax (benefit) expense	(3,463)	19,438	32,556	43,798

Net income	$5,639	$48,601	$115,714	$132,451

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated GAAP Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	December 31 2005	December 31 2004
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $1,934,133 and $1,929,921)	$1,987,565	$2,008,416
Trading securities, at fair value (cost $17,318 and $16,848)	23,264	22,436
Common stock, at fair value (cost $931 and $931)	1,164	1,049
Short-term investments	101,691	112,452

Total Investments	2,113,684	2,144,353
Cash and cash equivalents	5,925	14,017
Premiums and other receivables	39,824	49,638
Accrued interest and dividends receivable	26,372	28,211
Deferred policy acquisition costs	140,658	141,944
Prepaid reinsurance premiums	1,546	1,846
Credit derivatives	23,385	25,309
Reinsurance recoverable on unpaid losses	2,699	2,235
Prepaid federal income taxes	14,995	10,978
Federal income tax recoverable	3,163	—
Other assets	10,954	12,368

Total Assets	$2,383,205	$2,430,899

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$186,425	$216,202
Reinsurance payable on paid losses and loss adjustment expenses	6,142	6,417
Deferred premium revenue	634,424	623,677
Deferred federal income taxes	66,231	75,926
Payable to affiliates	8,065	9,686
Federal income taxes payable	—	5,943
Accrued expenses and other liabilities	21,439	20,682

Total Liabilities	922,726	958,533

Shareholder’s Equity
Common stock – $150 par value
Authorized, issued and outstanding – 100,000 shares	15,000	15,000
Additional paid-in capital	590,579	590,579
Retained earnings	817,708	801,994
Accumulated other comprehensive income	37,192	64,793

Total Shareholder’s Equity	1,460,479	1,472,366

Total Liabilities and Shareholder’s Equity	$2,383,205	$2,430,899

*	See Consolidated Explanatory Notes on page 15.

**	Except share amounts.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated GAAP Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Information* ($ Thousands except ratios)

	Quarter ended		Percent Change	Twelve months ended		Percent Change
	December 31 2005	December 31 2004		December 31 2005	December 31 2004
Statutory Net Income	$27,423	$17,391	57.7%	$116,988	$42,416	175.8%

Statutory Ratios

	Quarter ended		Twelve months ended
	December 31 2005	December 31 2004	December 31 2005	December 31 2004
Loss and Loss Adjustment Expense Ratio	0.0%	25.6%	–1.0%	74.1%
Underwriting Expense Ratio	43.1%	45.6%	47.9%	44.9%

Combined Ratio	43.1%	71.2%	46.9%	119.0%

Total Claims-Paying Resources and Leverage Ratios*

($ Thousands except ratios)

	December 31 2005	December 31 2004
Capital and Surplus	$994,487	$1,003,748
Contingency Reserve	271,907	251,674

Qualified Statutory Capital	1,266,394	1,255,422
Unearned Premium Reserve	732,092	694,611
Loss and Loss Expense Reserves	58,627	87,332

Total Policyholders’ Reserves	2,057,113	2,037,365
Present Value of Future Installment Premiums	300,038	251,242
Reinsurance and Soft Capital Facilities	150,000	245,000

Total Claims-Paying Resources	$2,507,151	$2,533,607

Net Debt Service (Principal and Interest) Outstanding	$110,168,629	$101,499,932
Capital Leverage Ratio [1]	87:1	81:1
Claims-Paying Ratio [2]	44:1	40:1

*	See Consolidated Explanatory Notes on page 15.

[1]	Capital Leverage Ratio: Net debt service/Qualified statutory capital.

[2]	Claims-Paying Ratio: Net debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Statutory Information / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2005	December 31 2004	Percent Change	December 31 2005	December 31 2004	Percent Change
Public Finance Direct	$21,860	$16,408	33.2%	$73,146	$52,279	39.9%
Structured Finance Direct	18,951	18,124	4.6%	71,559	97,177	–26.4%
Public Finance Reinsurance	16,443	18,575	–11.5%	77,797	74,777	4.0%
Structured Finance Reinsurance	4,294	8,299	–48.3%	20,649	32,112	–35.7%
Trade Credit Reinsurance	6,155	11,232	–45.2%	34,535	52,505	–34.2%

	67,703	72,638	–6.8%	277,686	308,850	–10.1%
Impact of Recapture	—	—		(54,742)	(96,417)	43.2%

	$67,703	$72,638	–6.8%	$222,944	$212,433	4.9%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2005	December 31 2004	Percent Change	December 31 2005	December 31 2004	Percent Change
Public Finance Direct	$7,866	$7,127	10.4%	$32,533	$26,643	22.1%
Structured Finance Direct	22,310	20,700	7.8%	79,408	78,091	1.7%
Public Finance Reinsurance	8,752	10,841	–19.3%	34,413	41,651	–17.4%
Structured Finance Reinsurance	4,877	8,053	–39.4%	20,440	33,001	–38.1%
Trade Credit Reinsurance	7,394	11,686	–36.7%	43,868	50,116	–12.5%

	51,199	58,407	–12.3%	210,662	229,502	–8.2%
Impact of Recapture	—	—		(4,539)	(24,892)	81.8%

	$51,199	$58,407	–12.3%	$206,123	$204,610	0.7%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of December 31, 2005

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2006	$533.3	$99.6	$64.1	$163.7
2007	472.0	61.3	64.2	125.5
2008	419.6	52.4	47.3	99.7
2009	377.6	42.0	38.0	80.0
2010	342.0	35.6	27.2	62.8

2006 – 2010	342.0	290.9	240.8	531.7
2011 – 2015	196.6	145.4	64.5	209.9
2016 – 2020	97.2	99.4	16.8	116.2
2021 – 2025	37.0	60.2	11.4	71.6
After 2025	0.0	37.0	14.9	51.9

Total	—	$632.9	$348.4	$981.3

*	See Consolidated Explanatory Notes on page 15.

**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of December 31, 2005. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Twelve months ended
	December 31 2005	December 31 2004	December 31 2005	December 31 2004
Claims Paid
Trade Credit	$6,183	$4,962	$19,284	$33,125
Financial Guaranty	(1,944)	2,598	9,340	26,488
Conseco Finance Corp	6,181	7,350	29,574	30,657

	10,420	14,910	58,198	90,270
Impact of Recapture	—	—	—	7,488

Total	$10,420	$14,910	$58,198	$97,758

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$2,209	$3,944	$15,947	$24,263
Financial Guaranty	3,866	5,577	15,498	27,312

Total	$6,075	$9,521	$31,445	$51,575

Components of Losses and Loss Adjustment Expense Reserves

	December 31 2005	December 31 2004
Financial Guaranty
Case	$53,928	$91,905
Allocated non-specific	27,750	9,750
Unallocated non-specific	54,878	56,748

	136,556	158,403

Trade Credit and Other
Case	19,051	26,587
IBNR	30,818	31,212

	49,869	57,799

Total	$186,425	$216,202

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Selected Loss Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information

($ Millions)

	December 31 2005	December 31 2004
Notional value	$22,724.8	$12,470.6

Gross unrealized gains	$95.5	$74.9
Gross unrealized losses	72.1	49.6

Net gains	$23.4	$25.3

Balance at January 1	$25.3	$(16.1)
Net unrealized gains recorded	5.7	29.7
Settlements of derivatives contracts:
Defaults
Recoveries	(7.7)	(4.0)
Payments	0.1	18.6
Early termination receipts	—	(2.9)

Balance at end of period	$23.4	$25.3

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Selected Derivative Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights

Asset Quality

As of December 31, 2005, the book value of our investment portfolio was $2.1 billion, with an average duration of 5.8 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($	Millions)

Geographic Diversification

State	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
California	$5,182	6.8%	$5,243	7.9%
New York	4,835	6.3%	4,516	6.8%
Texas	3,625	4.7%	3,375	5.1%
Pennsylvania	2,907	3.8%	2,690	4.0%
Florida	2,681	3.5%	2,623	3.9%
Illinois	2,654	3.5%	2,589	3.9%
Massachusetts	2,178	2.8%	1,709	2.6%
New Jersey	1,994	2.6%	1,565	2.3%
Washington	1,549	2.0%	1,208	1.8%
Colorado	1,165	1.5%	1,142	1.7%
Top ten states – public finance subtotal	28,770	37.5%	26,660	40.0%
Total of other states – public finance	16,960	22.2%	17,800	26.7%
Domestic structured finance	24,595	32.1%	17,520	26.2%
International	6,249	8.2%	4,771	7.1%
Total	$76,574	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Sector Breakout

Public Finance	Gross Par Outstanding (12/31/2005)	Percent of total Gross Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
General Obligations	$15,179	19.4%	$15,160	19.8%	$13,612	19.8%	$13,586	20.3%
Healthcare	8,727	11.2%	8,727	11.4%	8,191	11.9%	8,191	12.3%
Utilities	5,798	7.4%	5,686	7.4%	6,144	9.0%	6,014	9.0%
Transportation	4,739	6.1%	4,739	6.2%	5,059	7.4%	5,059	7.6%
Tax Backed	4,543	5.8%	4,540	5.9%	4,475	6.5%	4,471	6.7%
Education	3,513	4.5%	3,513	4.6%	3,601	5.3%	3,601	5.4%
Investor Owned Utilities	1,819	2.3%	1,690	2.2%	1,728	2.5%	1,728	2.6%
Long Term Care	1,292	1.6%	1,292	1.7%	1,126	1.6%	1,126	1.7%
Other Public Finance	1,106	1.4%	851	1.1%	1,451	2.1%	1,196	1.8%
Housing	618	0.8%	618	0.8%	693	1.0%	694	1.0%
Second-To-Pay Municipal Wrap	427	0.5%	427	0.6%	708	1.0%	708	1.1%
Subtotal Public Finance	$47,761	61.0%	$47,243	61.7%	$46,788	68.1%	$46,374	69.5%

Structured Finance	Gross Par Outstanding (12/31/2005)	Percent of total Gross Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
Collateralized Debt Obligations	$22,736	29.1%	$22,736	29.7%	$13,156	19.2%	$13,156	19.7%
Asset Backed - Commercial and Other	1,784	2.3%	1,784	2.3%	1,783	2.6%	1,783	2.7%
Asset Backed - Consumer	1,714	2.2%	1,714	2.2%	2,728	4.0%	2,728	4.1%
Asset Backed - Mortgage and MBS	2,448	3.1%	1,287	1.7%	3,328	4.8%	1,798	2.7%
Other Structured Finance	1,810	2.3%	1,810	2.4%	912	1.3%	912	1.3%
Subtotal Structured Finance	30,492	39.0%	29,331	38.3%	21,907	31.9%	20,377	30.5%
Total	$78,253	100.0%	$76,574	100.0%	$68,695	100.0%	$66,751	100.0%

Rating Distribution

Rating**	Gross Par Outstanding (12/31/2005)	Percent of total Gross Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
AAA	$23,825	30.4%	$22,535	29.5%	$13,403	19.5%	$11,881	17.8%
AA	16,480	21.1%	16,391	21.4%	15,989	23.3%	15,880	23.8%
A	19,624	25.1%	19,324	25.2%	21,941	32.0%	21,635	32.4%
BBB	15,350	19.6%	15,350	20.0%	14,009	20.4%	14,002	21.0%
Investment Grade	584	0.7%	584	0.8%	422	0.6%	422	0.6%
Below Investment Grade	1,454	1.9%	1,454	1.9%	1,602	2.3%	1,602	2.4%
Not Rated	936	1.2%	936	1.2%	1,329	1.9%	1,329	2.0%
Total	$78,253	100.0%	$76,574	100.0%	$68,695	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.

**	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

10 Largest Public Finance Exposures

	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Rating [1]
New York, New York GO	$656	0.9%	A+
California State GO	545	0.7%	A
Port Authority Of New York & New Jersey	474	0.6%	AA-
Chicago, City Of	405	0.5%	AA-
Massachusetts State GO	340	0.4%	AA
New York City Muni Water Finance	307	0.4%	AA+
Long Island Power Authority New York	305	0.4%	A-
Metropolitan Transportation Authority New York	289	0.4%	A
Jefferson County Alabama Gas & Sewer	275	0.4%	A3
Illinois State GO	272	0.4%	AA

Total	$3,868	5.1%

12 Largest Structured Finance Exposures**

	Net Par Outstanding (12/31/2005)	Percent of total Net Par	Rating [2]
US Static Synthetic Investment Grade CDO	$450	0.6%	AAA
US Static Synthetic Investment Grade CDO	450	0.6%	AAA
UK Static Synthetic Investment Grade CDO	450	0.6%	AAA
Second to Pay CDO Wrap	450	0.6%	AAA
US Static Synthetic Investment Grade CDO	416	0.6%	AAA
US Static Synthetic Investment Grade CDO	416	0.6%	AAA
UK Static Synthetic Investment Grade CDO	400	0.5%	AAA
US Static Synthetic Investment Grade CDO	400	0.5%	AAA
US Static Synthetic Investment Grade CDO	400	0.5%	AAA
UK Static Synthetic Investment Grade CDO	400	0.5%	AAA
US Static Synthetic Investment Grade CDO	400	0.5%	AAA
Global Static Synthetic Investment Grade CDO	400	0.5%	AAA

Total	$5,032	6.6%

*	See Consolidated Explanatory Notes on page 15.

**	Country designation refers to underlying collateral.

[1]	Indicated category reflects highest rating of the three rating agencies.

[2]	Indicated category reflects highest rating of the three rating agencies. Represents lowest attachment point of transactions.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of December 31, 2005	Ending Net Debt Service Outstanding
2006	$5,848	$104,418
2007	7,299	97,119
2008	6,269	90,850
2009	8,300	82,550
2010	8,751	73,799
2011-2015	26,373	47,426
2016-2020	17,685	29,741
2021-2025	13,362	16,379
After 2025	16,379	—

Total	$110,266

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Direct	$21,442	94.3%	$11,704	89.0%
Assumed	1,294	5.7%	1,452	11.0%

Total	$22,736	100.0%	$13,156	100.0%

Total CDO Portfolio Rating Distribution

	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
AAA	$18,267	80.3%	$8,474	64.4%
AA	2,470	10.9%	2,612	19.9%
A	604	2.7%	790	6.0%
BBB	982	4.3%	619	4.7%
Below Investment Grade	413	1.8%	521	4.0%
Not Rated	—	—	140	1.0%

Total	$22,736	100.0%	$13,156	100.0%

Direct CDO Underlying Asset Types

	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Corporates	$20,019	93.4%	$10,577	90.4%
ABS	1,423	6.6%	1,127	9.6%

Total	$21,442	100.0%	$11,704	100.0%

*	All direct CDO deals are synthetic. $18,558 million of direct CDO net par outstanding, representing 86.6% of net par outstanding, was comprised of static deals as of 12/31/05. $2,883 million of direct CDO net par outstanding, representing 13.4% of net par outstanding, was comprised of managed deals as of 12/31/05.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated CDO Exposure

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian Asset Assurance Inc. (the “Company” or “Radian Asset”), Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Companies, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the most recently available audited consolidated financial statements for the Company and notes thereto, including the Report of Independent Registered Public Accounting Firm for the Company, which are available on Radian’s website at www.radian.biz.

2. In May 2004, Moody’s provided Radian Asset with an initial insurance financial strength rating of Aa3. Concurrently, and in anticipation of the merger of Radian Reinsurance with and into Radian Asset, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by the Company, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in-force that it had ceded to Radian Reinsurance, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, in connection with the recapture in the first quarter of 2005, the Company was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required the Company to write-off policy acquisition costs of $1.7 million. The aggregate result of the recapture was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by the Company, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to the Company through December 31, 2004.

In October 2002, S&P downgraded the insurance financial strength rating of Radian Reinsurance, before its merger with and into Radian Asset from AAA to AA. As a result of this downgrade, effective January 31, 2004, one of the primary insurer customers of Radian Reinsurance exercised its right to recapture approximately $16.4 billion of par in force, including $96.4 million of written premiums with a GAAP carrying value of approximately $71.5 million. The entire impact of this recapture was reflected as a reduction of written premiums in the first quarter of 2004. Because the Company, in accordance with GAAP, already had reflected $24.9 million of these recaptured written premiums as having been earned, the Company was required to record the entire $24.9 million reduction in earned premiums in the first quarter of 2004. Also, in connection with the recapture in the first quarter of 2004, the Company was reimbursed for policy acquisition costs of approximately $31.0 million for which the carrying value under GAAP was $21.3 million. In addition, the Company also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage. Finally, the Company took a charge of $0.8 million for mark-to-market adjustments related to certain insurance policies associated with the recapture. The sum of the above adjustments resulted in an immediate reduction of pre-tax income of $15.9 million. Without cost to or concessions by the Company, the remaining primary insurer customers with recapture rights agreed not to exercise those rights with respect to the October 2002 downgrade by S&P.

3. For the year 2005, policy acquisition costs were $9.1 million higher than 2004. The February 28, 2005 recapture resulted in a $1.7 million increase in policy acquisition costs, as compared to the January 31, 2004 recapture which resulted in a $9.7 million reduction.

4. Change in fair value of derivative instruments for the year 2005 was $6.1 million as compared to $34.3 million for 2004. This decrease was primarily driven by the mark to market model on one high-yield deal.

5. The liability for losses and loss adjustment expenses decreased $29.8 million to $186.4 million at December 31, 2005 from $216.2 million at December 31, 2004. This decrease was primarily the result of $29.6 million of claims paid pertaining to Conseco Finance Corp. (“Conseco”)

6. The statutory loss and loss adjustment expense ratio for 2004 reflects the establishment of a $111.3 million reserve on a statutory basis (recorded on a GAAP basis in 2003) pertaining to Conseco.

7. For the year 2005, other operating expenses were $15.8 million higher than 2004, primarily driven by increases in technology and severance costs.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Consolidated Explanatory Notes

Quarterly Operating Supplement

Safe Harbor Statement

All statements made in this document that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties as well as certain additional risks faced by Radian, please refer to the risk factors detailed in Item 1A of Part I of our annual report on Form 10-K for the year ended December 31, 2005. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

Quarterly Operating Supplement for the Period Ended Dec. 31, 2005 / Safe Harbor Statement